UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 24, 2016
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2016, Joseph C. Papa resigned as Chairman of the Board, Director and Chief Executive Officer of Perrigo Company plc (the “Company”) and its subsidiaries and affiliates.

In connection with Mr. Papa’s resignation, he and Perrigo Company, a Michigan corporation and wholly-owned subsidiary of the Company (“Perrigo Michigan”), entered into Amendment No. 3 (the “Third Amendment”), effective as of April 24, 2016 (the “Amendment Date”), to that certain Employment Agreement between Mr. Papa and Perrigo Michigan, effective as of October 9, 2006, as amended by Amendment No. 1 effective as of November 12, 2015 and Amendment No. 2 effective as of October 22, 2015.

The Third Amendment provides that Mr. Papa terminated his employment effective April 24, 2016. The Third Amendment also provides that the Company will not enforce the non-compete provisions of Mr. Papa’s employment agreement related to Mr. Papa serving as Chief Executive Officer or a member of the board of directors of Valeant Pharmaceuticals International, Inc. and its subsidiaries (“Valeant”) with respect to Valeant’s currently-constituted products (including extensions and organic growth), as well as (1) authorized generic, store-brand generics or over-the-counter versions of pharmaceutical products of Valeant (for pharmaceutical products owned by Valeant or to which Valeant has rights as of the Amendment Date) or any extension thereof, (2) any new product that has been publicly announced by Valeant as of the Amendment Date, (3) any product that is under development by Valeant as of the Amendment Date (subject to certain conditions described in the Third Amendment), or (4) any Permitted Acquisition (as defined in the Third Amendment). Other than as specifically provided for in the previous sentence, the non-compete provisions of Mr. Papa’s employment agreement remain in force and effect such that for two years following his termination of employment, Mr. Papa may not, directly or indirectly, engage in “Competition” as defined in the Third Amendment.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is included as Exhibit 10.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

10.1	Amendment No. 3, effective as of April 24, 2016, to the Employment Agreement, effective as of October 9, 2006, by and between Perrigo Company and Joseph C. Papa.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Dated:	April 25, 2016		Todd W. Kingma
Executive Vice President General Counsel and
Company Secretary

Exhibit Index

10.1	Amendment No. 3, effective as of April 24, 2016, to the Employment Agreement, effective as of October 9, 2006, by and between Perrigo Company and Joseph C. Papa.